SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: May 10, 2007


                       USA SUPERIOR ENERGY HOLDINGS, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



     NEVADA                  333-117114               30-0220588
-----------------           -------------            ------------
(State or other             (Commission              (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)


               1726 Augusta Drive, Suite 105, Houston, Texas 77057
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 832-251-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 2 - Financial Information

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.


     On May 29, 2007, Mr. G. Rowland Cary, the Chief Executive Officer, President and Director of USA Superior Energy Holding, Inc. ("the Company"),
loaned the Company a sum of $40,000.00 in exchange for the 90-day, 8.5% Commercial Promissory Note ("the Promissory Note").

     The Promissory Note is for $40,000.00 accreues interest at a rate of 8.5% per annum and is due 90 days from the date of issuance. The Promissory Note is unsecured and does not provide for any payments other then for full payment and accrued interest on August 27, 2007, the due date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 31, 2007                        USA SUPERIOR ENERGY HOLDINGS, INC.


                                             By: /s/G. Rowland Carey
                                                 ---------------------------
                                                  G. Rowland Carey, President
                                                  and Chief Executive Office